EXHIBIT 10.26

OFFICER’S CERTIFICATE

This Officer’s Certificate (the “Certificate”) is being delivered in connection with the Promissory Note dated as of April 27, 2005 (the “Note”), by and between CORD BLOOD AMERICA, INC., a Florida corporation (the “Company”), and CORNELL CAPITAL PARTNERS, LP (the “Lender”). Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Note.

The undersigned, Matthew Schissler, Chief Executive Officer, hereby certifies that all the conditions to the Lender’s obligation to fund the Note at the Second Closing have been satisfied and specifically:

1.

The Registration Statement has been declared effective by the SEC,

2.

The Company authorizes the Lender to withhold $_______ out of the gross proceeds of the Second Funding to satisfy all amounts past due and currently due to Tedder, James, Worden & Associates, P.A.. as described in the invoice attached hereto as Exhibit A.

3.

The Company has filed with the SEC its Form 10-QSB for the quarter ended March 31, 2005 containing all required certifications and financial statements, including an auditor’s review.

4.

The fifth character “E” has been removed from the Common Stock’s ticker symbol by the OTC Bulletin Board.

5.

No Events of Default have occurred under the Note or the Transaction Documents.

IN WITNESS WHEREOF, we have hereunder signed our names on June ___, 2005.

 CORD BLOOD AMERICA, INC.

________________________________

Name:

Matthew Schissler

Title:

Chief Executive Officer

EXHIBIT A

INVOICE OF TEDDER, JAMES, WORDEN & ASSOCIATES, P.C.